EXHIBIT 32.1

THE BABCOCK & WILCOX COMPANY

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, E. James Ferland, President and Chief Executive Officer of The Babcock & Wilcox Company, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 6, 2015	/s/ E. James Ferland
E. James Ferland
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.